NUVEEN SYMPHONY FLOATING RATE INCOME FUND

SUPPLEMENT DATED MARCH 21, 2013

TO THE SUMMARY PROSPECTUS DATED JANUARY 31, 2013

The Redemption Fee referenced in the “Fees and Expenses of the Fund—Shareholder Fees” section is applicable to Fund shares redeemed or exchanged within 90 days of acquisition.

PLEASE KEEP THIS WITH YOUR SUMMARY PROSPECTUS FOR FUTURE REFERENCE

MGN-SFRIS-0313P